UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613			59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)			(I.R.S. employer identification no.)

	11780 U.S. Highway One, Suite 600
	Palm Beach Gardens,	FL	33408
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 19, 2020, Dycom Industries, Inc. (the “Company”) issued a press release reporting fiscal 2021 first quarter results. Additionally, on May 19, 2020, the Company made available related materials to be discussed during the Company’s webcast and conference call referred to in such press release. A copy of the press release and related conference call materials are furnished as Exhibits 99.1, 99.2, and 99.3, respectively, to this Current Report on Form 8-K and are incorporated into Item 2.02 of this Current Report on Form 8-K by reference.

The information in the preceding paragraphs, as well as Exhibits 99.1, 99.2, and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K, including the information furnished in the exhibits, does not constitute an offer to purchase nor a solicitation of an offer to sell the Company’s convertible notes. The Company filed a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the “SEC”) on May 5, 2020 related to a tender offer for its outstanding convertible notes. The tender offer is being made only pursuant to such Offer to Purchase and other related materials filed with the SEC as part of the Schedule TO, in each case as may be amended or supplemented. The Tender Offer Statement (including an Offer to Purchase and other tender offer documents) contain important information, including the terms and conditions of the tender offer, that should be read carefully before any decision is made with respect to the tender offer. Those materials are available to holders of the Company’s convertible notes at no expense upon request directed to the information agent for the tender offer, D.F. King & Co., Inc., by calling (866) 530-8635 (toll-free), (212) 269-5550 (collect) or by email at dycom@dfking.com. In addition, all of the materials (and all other tender offer documents filed with the SEC) are available at no charge on the SEC’s website at www.sec.gov.

Forward Looking Statements

This Current Report on Form 8-K, including the press release and related slide presentation and non-GAAP reconciliations that are furnished as exhibits to this Current Report on Form 8-K, contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. Forward-looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and include the impact of the COVID-19 pandemic on our business operating results, cash flows and/or financial condition and the impacts of the measures we have taken in response to the COVID-19 pandemic, business and economic conditions and trends in the telecommunications industry affecting the Company’s customers, fluctuations in customer capital budgets and spending priorities, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, preliminary purchase price allocations of acquired businesses, expected benefits and synergies of acquisitions, the future impact of any acquisitions or dispositions, adjustments and cancellations related to the Company’s backlog, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, whether the proposed tender offer for our convertible notes will occur on the terms currently contemplated, if at all, and the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward-looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

99.1	Press release dated May 19, 2020 by Dycom Industries, Inc. reporting fiscal 2021 first quarter results.
99.2	Slide presentation relating to the webcast and conference call to be held on May 19, 2020.
99.3	Reconciliation of Non-GAAP financial measures included in slide presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 19, 2020

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Vice President, General Counsel and Corporate Secretary